SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934



                        Date of Report: December 1, 2003

                Date of earliest event reported: December 1, 2003



                          MAINE & MARITIMES CORPORATION

             (Exact name of registrant as specified in its charter)



                                      Maine

                         (State or other jurisdiction of
                         incorporation or organization)

                                   333-103749

                              (Commission File No.)

                                   30-0155348

                      (I.R.S. Employer Identification No.)

                   209 State Street, Presque Isle, Maine 04769

               (Address of principal executive offices) (Zip Code)

                   Registrant's telephone number: 207-760-2499

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Maine & Maritimes Corporation


Item 5.  Other Events

Maine & Maritimes Corporation Announces New Subsidiaries and Acquires Canadian Engineering Company

    PRESQUE ISLE, Maine--(BUSINESS WIRE)--Dec. 1, 2003--Maine & Maritimes Corporation (AMEX: MAM) today announced the creation of two new subsidiaries and the acquisition of a Canadian-based engineering firm as part of its overall growth strategy. According to J. Nick Bayne, President and CEO of Maine & Maritimes Corporation, "Our new subsidiaries' business models will bring both economic and correlated social values to the marketplace through a unique, integrated approach to a number of the most pressing issues of our time. Today, within the United States and Canada, governments and businesses alike are faced with daunting challenges in regard to asset infrastructure renewals, energy independence and security, and emissions reductions, all while facing rising energy costs and significant capital budget constraints. We strongly believe that our integrated lifecycle asset management, energy efficiency, emissions reductions and energy security offerings will assist customers in achieving improved financial performance and compliance with public policy mandates, while addressing both economic and environmental sustainability issues."
    "We are pleased to announce the creation of Maine & Maritimes Energy Services Company, a wholly-owned, U.S. subsidiary of Maine & Maritimes Corporation, as well as the creation of Maricor Ltd., a wholly-owned Canadian subsidiary of Maine & Maritimes Energy Services Company," stated Bayne. "To fast track our market entry, we are quite pleased to announce Maricor Ltd.'s acquisition of Eastcan Consultants, Inc., a New Brunswick headquartered full-service mechanical and electrical engineering company with offices in Moncton and Saint John, New Brunswick. Its excellent reputation and over 25 years of market experience will enhance our responsive execution capabilities and market reach. Although we will be expanding our overall offerings, our Eastcan Division of Maricor Ltd. will continue to focus on and expand its core fee-for-service engineering services."
    "We will continue to pursue fee-for-service engineering work within New England and Atlantic Canada across multiple vertical market sectors, including industrial, commercial and governmental. However, our integrated lifecycle asset management, energy security, energy efficiency, and emissions reductions offerings will focus primarily on the federal, state, provincial and municipal governments, as well as the hospitals, schools, and universities market verticals within these regions," according to Bayne. "Our offerings closely follow public policy trends within our international region, such as the State of Maine's recent adoption of the Leadership in Energy and Environmental Design (LEED) Green Building Rating System(TM) for State facilities, a voluntary, consensus-based national standard for developing high-performance, sustainable buildings, as well as Canada's adoption of the Kyoto Protocol."
    "As businesses and governments struggle with identifying and reporting their deferred asset maintenance, as well as developing meaningful sustainable lifecycle asset management plans, it is apparent that the merger of engineering capabilities with a state-of-the art asset lifecycle management software system is critical for all asset-oriented organizations. Consequently, in forming our new corporations, we have licensed the right to market a state-of-the-art asset lifecycle management software system within our target market sector and have formed a tight alliance with Delinea Corporation, a Dallas, Texas based leading application and business process management company. Delinea's asset lifecycle management software solutions, combined with our engineering capabilities, will provide seamless services that enable organizations to more efficiently manage their facilities, physical plant, infrastructure, and fixed assets. We believe our combined experiences, technology, and real world knowledge help ensure customers of realistic and sustainable solutions that can be implemented successfully and with a financially attractive return on investment. Our clients will benefit from vastly improved performance in several key areas including their facility and asset management, operations, environmental performance, and strategic capital planning."
    Maine & Maritimes Energy Services Company and Maricor Ltd. announced that they are continuing to evaluate the acquisition of additional engineering companies in the United States and/or Canada. Current plans are to open engineering and/or sales offices in Boston, Massachusetts; Portland, Maine; Halifax, Nova Scotia and Charlottetown, Prince Edward Island in 2004.
    The creation of Maine & Maritimes Energy Services Company and Maricor Ltd. is a part of Maine & Maritimes Corporation's diversified portfolio-based growth strategy. In announcing the new subsidiaries and acquisition, the Company stated its continued efforts to evaluate and potentially acquire additional electric and/or natural gas distribution companies within the United States or Canada. According to Bayne, "We certainly anticipate the ultimate passage of the U.S. Energy Policy Act after the beginning of the new year. We believe this legislation begins to address the pressing energy security and energy independence challenges faced by the United States, while beginning to address the need for improved energy efficiency. We also believe that the Public Utility Holding Company Act will be repealed, in part or in whole, as a result of this legislation. Consequently, we are closely examining regulated electric and natural gas utility opportunities within North America that are consistent with our overall growth objectives and that provide opportunities for synergistic savings and increased shareholder value."
    Maine & Maritimes Corporation is traded on the American Stock Exchange (AMEX) under the ticker symbol "MAM." Headquartered in Presque Isle, Maine, Maine & Maritimes Corporation is the holding company of Maine Public Service Company, a regulated transmission and distribution utility serving most of northern Maine, and Energy Atlantic, a competitive electric supplier within the State of Maine.

    Forward Looking Information

    Except for historical information, all other information provided in this news release consists of "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1935. These "forward-looking statements" are subject to risks and uncertainties, which could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these risks and uncertainties are discussed or identified in Maine & Maritimes Corporation's public filings made with the Securities and Exchange Commission, and include (but are not limited to) a possible inability to raise adequate capital to execute the proposed strategies, changes in overall strategy due to economic, regulatory, governmental and/or market conditions, the costs and difficulties related to the integration of potentially acquired businesses, potential changes in customer and supplier relationships of potentially acquired firms, changes in governmental regulations, changes in management, and changes in financial markets.

    CONTACT: Maine & Maritimes Corporation
             Annette Arribas, 877-272-1523
             Toll-free in US and Canada



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Item 5. Other Events

                  NB-Based Engineering Firm Acquired To Address
    Critical Atlantic Canada and New England Energy, Economic, Environmental
                         and Infrastructure Challenges

Moncton, NB, December 1, 2003 (AMEX:MAM) - Maine & Maritimes Energy Services Company, a subsidiary of Maine & Maritimes Corporation, a publicly traded US-based holding company, announced today that its Canadian subsidiary, Maricor Ltd., has acquired Eastcan Consultants Inc. Headquartered in Moncton, New Brunswick and with an office in Saint John, Eastcan is a leading mechanical and electrical engineering company, having served the region for over 25 years.

"This is an exciting time for our company and employees. We're eager to begin the next chapter of our business," said Mike Gillis, former President of Eastcan and now Vice-President and Chief Operating Officer of Maricor Ltd.'s Eastcan Division. The Division will continue to provide mechanical and electrical engineering services throughout Atlantic Canada and New England, expanding its operations and product and service offerings.

"This is an exciting point in the histories of Eastcan, the Province of New Brunswick and Maricor Ltd.," stated Maine & Maritimes Corporation's President and CEO, J. Nick Bayne. "With additional resources, expanded offerings, and access to new multi-national markets, we anticipate increased employment growth within New Brunswick. The expansion of our Eastcan Division's products and services will include solutions that address asset lifecycle management, energy efficiency, energy asset development, and emissions reductions. These solutions and services will directly enhance our clients' financial and operational performances, while addressing economic and social issues facing Atlantic Canada and New England."

Maine & Maritimes Corporation is a publicly traded company on the American Stock Exchange under the ticker symbol "MAM" and is the parent company of Maine Public Service Company, a regulated electric transmission and distribution utility serving northern Maine, and Energy Atlantic, LLC, a competitive electricity provider, serving southern Maine. Terms of the Eastcan acquisition were not disclosed.

Eastcan Consulting Inc. was formed in 1978 by amalgamating the practices of several engineering firms in the Moncton area. With offices in Moncton and Saint John, the company has experience in excess of 2,000 building projects, including: The Moncton Hospital, Harbour Station in Saint John, Blue Cross Centre in Moncton and Maritime Life Complex in Halifax.

                                      # # #

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAINE & MARITIMES CORPORATION

Date: December 1, 2003

By: /s/ J. Nicholas Bayne

J. Nicholas Bayne, President & CEO